UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 18, 2025
Date of Report (Date of earliest event reported)

Commission File No.	Exact Name of Registrants as Specified in their Charters, Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Nos.	Former name, former address and former fiscal year, if changed since last report
1-14201	SEMPRA	California	33-0732627	No change
488 8th Avenue
San Diego, California 92101
(619) 696-2000

1-01402	SOUTHERN CALIFORNIA GAS COMPANY	California	95-1240705	No change
555 West 5th Street
Los Angeles, California 90013
(213) 244-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
SEMPRA:
Sempra Common Stock, without par value	SRE	New York Stock Exchange
Sempra 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	New York Stock Exchange
SOUTHERN CALIFORNIA GAS COMPANY:
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company
SEMPRA	☐
SOUTHERN CALIFORNIA GAS COMPANY	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

SEMPRA	☐
SOUTHERN CALIFORNIA GAS COMPANY	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2025, the Board of Directors of Sempra (the “Sempra Board”) promoted Caroline A. Winn to the position of executive vice president of Sempra overseeing Southern California Gas Company (“SoCalGas”) and San Diego Gas & Electric Company (“SDG&E”), Sempra’s California utility subsidiaries. Also on June 21, 2025, the Board of Directors of SoCalGas (the “SoCalGas Board”) appointed Ms. Winn to serve as a director of SoCalGas and the non-executive chairman and a member of the Compensation and Safety Committees of the SoCalGas Board. In connection with this promotion and these appointments, Ms. Winn will resign from her current role as the chief executive officer of SDG&E but continue to serve as a director and be appointed as the non-executive chairman of the board of directors of SDG&E (the “SDG&E Board”). The current non-executive chairman of the SoCalGas Board and the SDG&E Board, Karen L. Sedgwick, will continue to serve as a director of both SoCalGas and SDG&E.

On June 18, 2025, Peter R. Wall provided notice that he will resign as senior vice president, controller and chief accounting officer of Sempra and as a director of SoCalGas.

On June 21, 2025, the Sempra Board promoted Dyan Z. Wold, the current vice president, controller and chief accounting officer of Sempra’s subsidiary Sempra Infrastructure Partners, to the position of vice president, controller and chief accounting officer of Sempra. Ms. Wold, 50, has served as vice president and controller of Sempra Infrastructure Partners since Fall 2021 and as chief accounting officer of Sempra Infrastructure Partners since September 2023. Prior to that, Ms. Wold served as controller of Sempra’s LNG business since November 2019 and in various other finance and accounting leadership roles during her nearly 20-year tenure at the Sempra companies, including assistant controller of SoCalGas and director of accounting research and policies for Sempra. In connection with this promotion, Ms. Wold’s annual salary will be increased to $365,000 and she will be eligible for other executive benefits commensurate with Sempra’s similarly situated officers.

Additional information regarding executive benefits provided for Sempra’s executive officers is described in Sempra's 2025 Proxy Statement that was filed with the U.S. Securities and Exchange Commission on March 28, 2025.

All of the foregoing actions and related compensation and benefits changes will be effective July 5, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SEMPRA,
(Registrant)

Date: June 23, 2025	By: /s/ Karen L. Sedgwick
Karen L. Sedgwick Executive Vice President and Chief Financial Officer

SOUTHERN CALIFORNIA GAS COMPANY,
(Registrant)

Date: June 23, 2025	By: /s/ Sara P. Mijares
Sara P. Mijares Vice President, Controller and Chief Accounting Officer